UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 14, 2003

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On October 14, 2003, Bank of America Corporation (the “Registrant”) announced financial results for the third quarter ended September 30, 2003, reporting earnings of $ 2.92 billion and diluted earnings per common share of $ 1.92. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)    Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 14, 2003 with respect to the Registrant’s financial results for the third quarter ended September 30, 2003.

99.2	Supplemental Information prepared for use on October 14, 2003 in connection with financial results for the third quarter ended September 30, 2003.

ITEM 9.    REGULATION FD DISCLOSURE.

On October 14, 2003, the Registrant held an investor conference and webcast to disclose financial results for the third quarter ended September 30, 2003. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Information is presented as of September 30, 2003, and the Registrant does not assume any obligation to correct or update said information in the future.

The information in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in filing under the Securities Act of 1933.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 14, 2003, the Registrant announced financial results for the third quarter ended September 30, 2003, reporting earnings of $ 2.92 billion and diluted earnings per common share of $ 1.92. A copy of the press release announcing the Registrant’s results for the third quarter ended September 30, 2003 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ MARC D. OKEN
Marc D. Oken Executive Vice President and Principal Financial Executive

Dated: October 14, 2003

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated October 14, 2003 with respect to the Registrant’s financial results for the third quarter ended September 30, 2003.

99.2	Supplemental Information prepared for use on October 14, 2003 in connection with financial results for the third quarter ended September 30, 2003.